Jul. 01, 2020
T. Rowe Price Floating Rate Multi-Sector Account Portfolio

Supplement to Prospectus Dated July 1, 2020

The following paragraph is added after “Interest rates” risk under the heading “Principal Risks” in section 1:

LIBOR Transition. Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the fund’s performance and/or net asset value.